UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 18, 2016

BJ'S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21423	33-0485615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7755 Center Avenue, Suite 300, Huntington Beach, CA 92647
(Address of Principal Executive Offices) (Zip Code)

(714) 500-2400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 18, 2016, BJ’s Restaurants, Inc., a California corporation (the “Registrant”), announced its financial results for the fourth quarter and fiscal year ended December 29, 2015. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.  The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.

Date: February 18, 2016	By:	/s/ Gregory A. Trojan
Gregory A. Trojan
President, Chief Executive Officer and Director (Principal Executive Officer)

	By:	/s/ Gregory S. Levin
Gregory S. Levin Executive Vice President Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)